U.S. GLOBAL ACCOLADE FUNDS

                                 MEGATRENDS FUND

                                 P.O. BOX 781234
                          SAN ANTONIO, TEXAS 78278-1234

                        1-800-873-8637 OR 1-800-US-FUNDS
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)

                        INTERNET: HTTP://WWW.USFUNDS.COM

                                   PROSPECTUS

                                OCTOBER 15, 1996

                              AMENDED JULY 21, 1997

     This prospectus presents information that a prospective investor should know about the MegaTrends Fund (the "Fund"), a diversified series of U.S. Global Accolade Funds (the "Trust"). The Trust is an open-end management investment company. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated October 15, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from U.S. Global Accolade Funds upon request at the address set forth above or by calling 1-800-873-8637 or 1-800-US-FUNDS.

                     THESE SECURITIES HAVE NOT BEEN APPROVED
                              OR DISAPPROVED BY THE
                       SECURITIES AND EXCHANGE COMMISSION
                       OR ANY STATE SECURITIES COMMISSION
                 NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
                       OR ANY STATE SECURITIES COMMISSION
                      PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Fees and Expenses.........     2
Financial Highlights -- MegaTrends
  Fund...............................     4
Investment Objectives, Investment
  Policies, and Risk
  Considerations.....................     5
Other Investment Practices...........     8
How to Purchase Shares...............     9
How to Exchange Shares...............    12
How to Redeem Shares.................    14
How Shares Are Valued................    18
Dividends and Taxes..................    19
The Trust............................    21
Management of the Fund...............    21
Distribution Expense Plan............    24
Performance Information..............    25


                          SUMMARY OF FEES AND EXPENSES

     The following summary is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............   None
     Redemption Fee..................   None
     Administrative Exchange Fee.....    $ 5
     Account Closing Fee (does not
        apply to exchanges)..........    $10
     Trader's Fee (shares held less
        than 30 days)................   0.25%
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management and Administrative
        Fees.........................   1.00%
     12b-1 Fees......................   0.25%
     Other Expenses, including
        Transfer Agency and
        Accounting Services Fees.....   0.71%
     Total Fund Operating Expenses...   1.96%

     Except for active ABC Investment PlanT accounts, custodial accounts for minors, and retirement accounts, if an account balance falls, for any reason other than market fluctuations, below $5,000 at any time during a month, that account will be subject to a monthly small account charge of $1 which will be payable quarterly. See "Small Accounts."

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be higher.

HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

1 year...............................    $  30
3 years..............................    $  72
5 years..............................    $ 116
10 years.............................    $ 239

     The hypothetical example is based upon the Fund's historical expenses which are expected to decline as the Fund's net assets increase. In conformance with SEC regulations, the example is based upon a $1,000 investment; however, the Fund's minimum investment is $5,000. In practice, a $1,000 account would be assessed a monthly $1 small account charge which is not reflected in the example. See "Small Accounts." Included in these estimates is the account closing fee of $10 for each period. This fee is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than the illustration implies. The example should not be considered a representation of future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual fund operating expenses and the hypothetical example are based on the fund's historical expenses. Management fees, transfer agency fees, and accounting services fees are paid to U.S. Global Investors, Inc. (the
"Advisor") and its wholly-owned subsidiaries. The Advisor then pays a portion of the management fee to Money Growth Institute, Inc. (the "Sub-Advisor") for serving as sub-advisor. Please refer to the section, "Management of the Funds," for further information.

                     FINANCIAL HIGHLIGHTS -- MEGATRENDS FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each fiscal period has been audited by Arthur Andersen LLP. The related financial statements and the report of Independent Accountants are included in the Personal Finance Fund's 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Per share data for an outstanding share throughout each period is as follows:

                                                        YEAR ENDED JUNE 30,
                                       -----------------------------------------------------
                                         1996       1995       1994       1993      1992(1)
                                       ---------  ---------  ---------  ---------  ---------
Net asset value at beginning of
  period.............................  $   11.17  $   10.29  $   10.84  $   10.36  $   10.00
                                       ---------  ---------  ---------  ---------  ---------
Income from investment operations:
    Net investment income............       0.17       0.28       0.19       0.15       0.16
    Net realized and unrealized gains
      (losses) on investments........       1.72       0.95      (0.35)      0.55       0.51
                                       ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       1.89       1.23      (0.16)      0.70       0.67
                                       =========  =========  =========  =========  =========
Dividends and distributions:
    Dividends from net investment
      income(2)......................      (0.17)     (0.28)     (0.19)     (0.15)     (0.16)
    Distributions from net realized
      gains(2).......................      (1.61)    --          (0.20)     (0.07)     (0.15)
    In excess of net realized
      gains..........................      (0.01)     (0.07)    --         --         --
                                       ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....      (1.79)     (0.35)     (0.39)     (0.22)     (0.31)
                                       ---------  ---------  ---------  ---------  ---------
Net asset value at end of period.....  $   11.27  $   11.17  $   10.29  $   10.84  $   10.36
                                       =========  =========  =========  =========  =========
Total return.........................      17.10%     12.20%     (1.50%)      6.79%     7.94%(4)
                                       =========  =========  =========  =========  =========
Net assets at end of period
  (000's)............................  $  27,945  $  32,976  $  45,523  $  58,955  $  28,340
                                       =========  =========  =========  =========  =========
Ratio of expenses to average net
  assets(3)..........................       1.50%      1.50%      1.50%      1.50%      1.47%(4)
Ratio of net investment income to
  average net assets.................       1.30%      2.36%      1.65%      1.60%      2.21%(4)
Portfolio turnover rate..............        115%       163%       143%        83%        75%(4)

------------
(1) Represents the period from the date of public offering (October 21, 1991) through June 30, 1992. No income was earned or expenses incurred from the start of business through the date of public offering.

(2) For the period ended June 30, 1992, the per share data was calculated using average shares outstanding throughout the period, whereas for subsequent periods, the per share data was calculated based upon actual distributions. For the period ended June 30, 1992, actual distributions per share from net investment income and from net realized gains from security transactions amounted to $.11 and $.08, respectively.

(3) Ratios of expenses to average net assets, assuming no waiver of fees or reimbursement of expenses by the Advisor, were 2.10%, 1.98%, 1.81%, 1.95%, and 2.71%(4) for the periods ended June 30, 1996, 1995, 1994, 1993, and
    1992, respectively.

(4) Annualized.

       INVESTMENT OBJECTIVES, INVESTMENT POLICIES, AND RISK CONSIDERATIONS

     The primary investment objective of the Fund is to seek long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest and short-term capital gains is a secondary objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. The Fund's investment objectives are fundamental and as such may not be changed without the affirmative vote of the holders of a majority of its outstanding shares as defined in the Investment Company Act of 1940. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     The Fund should be viewed essentially as an equity fund since it is expected that, unless the Fund is in a defensive posture, the majority of its assets will be held in common stocks most of the time. The Fund, however, may from time to time have a significant portion, and possibly all, of its assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government obligations" described below) and corporate debt securities of various maturities. When the Sub-Advisor believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when, in the judgment of the Sub-Advisor, it is otherwise warranted in selling to manage the Fund's portfolio against the risks of a major stock market decline, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in money market instruments.

     Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Sub-Advisor. Debt securities also are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

ASSET ALLOCATION

     The Sub-Advisor determines the asset allocation of the Fund's portfolio primarily upon the basis of market timing techniques developed by Dr. Stephen Leeb, President and controlling shareholder of the Sub-Advisor, and his staff. These techniques attempt to identify the degree of risk in holding stocks versus debt securities and/or versus money market instruments. Dr. Leeb and his staff have developed models over the years to assist him in assessing risk in the equity and debt markets. These models emphasize general economic and monetary factors and, to a lesser extent, trends in the equity and debt markets themselves.

     Investors should be aware that the investment results of the Fund depend upon the ability of the Sub-Advisor to correctly anticipate the relative performance and risk of stocks, debt securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. While Dr. Leeb has substantial experience in applying market timing techniques, there can be no assurance that the Sub-Advisor will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion were invested in stocks during a major decline.

STOCK SELECTION

     The stock selection approach within the equity sector of the Fund's portfolio can best be characterized in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on "value" parameters, such as having a strong balance sheet, and/or having substantial free cash flow, and/or having a record of rising dividends, and/or having a high dividend yield. In addition, companies in whose equities the Fund may invest will predominantly have large capitalizations in terms of total market value. Usually, but not always, the stocks of such companies are traded on major stock exchanges. Such stocks are usually very liquid, but there may be periods when a particular stock or stocks in general become substantially less liquid. Such periods are usually, but not always, brief, and the Sub-Advisor will seek to minimize the overall liquidity risk of the Fund's portfolio. In addition, it is unlikely that the Fund would have more than a token amount of its assets, and in no case more than five percent (5%) of its net assets, in stocks with market capitalizations less than $300 million at the time of purchase. The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts, "ADRs," (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody), or other securities of foreign issuers that are publicly traded in the United States. The Fund does not currently intend to invest more than five percent (5%) of its net assets in American Depository Receipts and other foreign securities.

GOVERNMENT AND CORPORATE DEBT SECURITIES

     When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities will be based in large measure both on the Advisor's perception as to general risk levels in the debt market versus the equity market, and on the Advisor's perception of the future trend and term structure of interest rates. Dr. Leeb, with his staff, has developed models that assist him in assessing risk in the debt markets and interest rate trends.

     U.S. Government obligations include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Also included are the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

     The Fund may also purchase corporate debt securities rated "B" or higher by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., although the Fund does not hold, nor intends to invest, more than five percent (5%) of its net assets in corporate debt securities rated at least "B" but less than "A" by either of these two rating organizations. Lower-rated debt securities (commonly called "junk bonds") are often considered to be speculative and involve greater degrees of risk of default or price changes due to changes in the issuer's creditworthiness. The Fund may also purchase debt securities on a when-issued basis, but the Fund does not currently intend to invest more than five percent (5%) of its net assets in such securities during the coming year.

MONEY MARKET SECURITIES

     The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.

     The Fund may also invest a portion of its assets in repurchase agreements with domestic broker/dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the Fund purchases securities subject to the sellers agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by the United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, the Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

                           OTHER INVESTMENT PRACTICES

     The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers, although the Fund has no present intention to do so.

     The Fund may borrow money from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding five percent (5%) of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares.

PORTFOLIO TURNOVER

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the Fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Sub-Advisor. For the fiscal years ended June 30, 1995 and 1996, the Fund's portfolio turnover was 163% and 115%, respectively. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it will likely be between 75% and 150%, but may be either higher or lower. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the Fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

PORTFOLIO TRANSACTIONS

     In executing portfolio transactions and selecting brokers or dealers, the Fund seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Sub-Advisory agreements, the Advisor and Sub-Advisor are permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor and Sub-Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker-dealers through or with whom the Fund places portfolio transactions, the Advisor or Sub-Advisor may be relieved of expenses which they might otherwise bear.

                             HOW TO PURCHASE SHARES

     The minimum initial investment for the Fund is $5,000 for regular accounts or $1,000 for custodial accounts for minors. The minimum subsequent investment is $100. The minimum initial investment for persons enrolled in the ABC Investment PlanT is $1,000 and the minimum subsequent investment pursuant to such a plan is $100 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates. Management may waive minimum initial or subsequent investment requirements for purchases made through qualifying broker-dealers or certain institutional programs.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the MegaTrends Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. Doing so may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted, and the Fund reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-873-8637 or 1-800-US-FUNDS. Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

BY WIRE

     You may make your initial or subsequent investments in the MegaTrends Fund by wiring money. To do so, call the Fund at 1-800-873-8637 or 1-800-US-FUNDS for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLANT

     The ABC Investment PlanT (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the U.S. Global Investors family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment PlanT form authorizing United Shareholder Services, Inc. to draw on your money market or bank account monthly for a minimum of $100 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of U.S. Global Investors family of funds without requiring a $5,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment PlanT does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

     You may call 1-800-873-8637 to open a treasury money market fund or you could inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by United Shareholder Services, Inc. at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Fund and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders received by the Fund's Transfer Agent or sub-agent before 4:00 p.m., Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Fund will receive the share price next computed after receipt of the order. In the event that the New York Stock Exchange ("NYSE") and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Fund by reason of such cancellation. If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Fund will charge your account $20 and you will be responsible for any loss incurred by the Fund with respect to canceling the purchase.

     To recover any such loss or charge, the Fund reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     U.S. Global Accolade Funds charges no sales commissions or "loads." However, investors may purchase and sell shares through registered broker/dealers who may charge fees for their services.

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the United States. As an accommodation, the Funds' Transfer Agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Funds account in the United States. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Fund through a bank in the United States. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Fund incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     The Fund is required by federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of a tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year-end.

CONFIRMATION STATEMENTS

     When you open your account, the Fund will send you a confirmation statement, which will be your evidence that you have opened an account with the Fund. The confirmation statement is nonnegotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble as you would with a negotiable stock certificate. The Fund does not issue stock certificates.

     You normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any other fund in the U.S. Global Investors family of funds which is registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE U.S. GLOBAL INVESTORS FAMILY OF FUNDS

     Investing involves a tradeoff between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment PlanT. The list below is a reward and risk guide to all of the mutual funds in the U.S. Global Investors family of funds. This guide may help you decide if a fund is suitable for your investment goals.

           HIGH REWARD     China Region Opportunity Fund
             HIGH RISK     Regent Eastern European Fund
                           U.S. Gold Shares Fund
                           U.S. World Gold Fund
                           U.S. Global Resources Fund
                           Adrian Day Global Opportunity Fund
                           Bonnel Growth Fund
       MODERATE REWARD     U.S. Real Estate Fund
         MODERATE RISK     U.S. All American Equity Fund
                           MegaTrends Fund
                           U.S. Income Fund
                           U.S. Tax Free Fund
                           United Services Near-Term Tax Free Fund
            LOW REWARD     U.S. Government Securities Savings Fund
              LOW RISK     U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct the Fund to exchange your shares between identically registered accounts by calling toll-free 1-800-873-8637 or 1-800-US-FUNDS. In connection with such exchanges neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including, requiring some form of personal identification, providing written confirmation and tape recording conversations); and if it does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct the Fund in writing to exchange your shares. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) A $5 charge will be paid to United Shareholder Services, Inc. for each exchange out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. Exchange fees cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. Fund shares will always be redeemed immediately; however, Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) Shares may not be exchanged unless you have furnished the Fund with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (4) Exchanges out of the MegaTrends Fund of shares held less than 30 days are subject to a trader's fee. The applicable trader's fee is described under "Trader's Fee Paid to the Fund."

     (5) The exchange privilege may be canceled anytime. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. The Fund redeems shares at the net asset value next determined after it has received and accepted a redemption request in proper order. Redemption requests received in proper order by the Trust's Transfer Agent or sub-agent prior to 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays, to be effective that day, will receive the share price next computed after receipt of the request.

BY MAIL

     A written request for redemption must be in proper order, which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) signature guarantees when required; and,

     (3) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents, in the form required, have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a U.S. Global Investors treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 or 1-800-US-FUNDS for more information concerning telephone redemption and a treasury money market fund prospectus.

     Telephone redemptions without opening a treasury money market account are available for members of the Chairman's Circle. For more information about the Fund's Chairman's Circle program, call 1-800-873-8637 or 1-800-US-FUNDS.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information, call the Fund at 1-800-873-8637 or 1-800-US-FUNDS.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record.

     When a signature guarantee is required, each signature must be guaranteed by:

     (a)  a federally insured bank or thrift institution;

     (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or

     (c) a national securities exchange or national securities association. The guarantee must:

          (i)  include the statement "Signature(s) Guaranteed";

          (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with the guarantor; and

          (iii)include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association.

     Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed or wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wires will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Fund has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Fund and its shareholders. The power to redeem existing accounts will be exercised in light of the Trustees' fiduciary duties and in conformance with Massachusetts law. The Fund will not redeem an existing account solely to prevent the legitimate exercise of a shareholder's rights. No account closing fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO FUND

     A trader's fee of 25 basis points or 0.25% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than thirty (30) days. The trader's fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. Account closing fees do not apply to exchanges between the funds in the U.S. Global Investors family of funds nor do they apply to any involuntarily redeemed account.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $5,000 at any time during the month, will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

     As a special service, active ABC Investment PlanTaccounts, custodial accounts for minors with at least $1,000, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Fund may redeem all shares in any shareholder account, other than active ABC Investment PlanT accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $2,500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within 90 days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

OTHER SERVICES

     The Fund has a number of plans and services available to meet the special needs of certain investors. Plans available include:

     (1) payroll deduction plans, including military allotments;

     (2) custodial accounts for minors;

     (3) a flexible, systematic withdrawal plan; and,

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company, a wholly-owned subsidiary of the Advisor, acts as custodian. If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-873-8637 or 1-800-US-FUNDS.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access current information 24 hours a day on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-873-8637 or 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share of each Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined and orders become effective as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of each Fund by the total number of shares of that Fund outstanding. In the event that the NYSE and other financial markets close earlier as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     Valuation will be calculated in U.S. Dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market (a market other than those in the United States or Canada), either an exchange or over-the-counter, is valued at the last reported sales price before the time when assets are valued. A portfolio security listed or traded in the domestic market (a market in the United States or Canada), either on an exchange or over-the-counter, is valued at the latest reported sale price before the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

     When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees. These procedures provide, in part, that the Advisor will produce a written "Fair Value Memorandum" stating its methodology and rationale for determining fair value for such assets. A copy of the Fair Value Memorandum will be delivered to the Chairman of the Audit Committee (or any Independent Trustee if the Chairman of the Audit Committee is unavailable). The Chairman of the Audit Committee (or Independent Trustee) will, after full deliberation, have authority to determine fair value in conformance with the Fair Value Memorandum or to call for an immediate meeting of the Audit Committee to establish fair market value.

     Portfolio securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Board of Trustees deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. If the price of a portfolio security is determined to be materially different from its current market value, such security will be valued at fair value as determined by management and approved in good faith by the Board of Trustees.

     Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                              DIVIDENDS AND TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of income dividends in Fund shares; or (3) all income dividend and capital gain distributions recorded. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of the Fund may reflect undistributed income, capital gain or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these distributions are fully taxable.

     The Fund generally pays dividends, if any, semiannually and pays capital gains, if any, annually.

     Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of these dividends may qualify for the 70% dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held his shares.

     Each January, the Fund will report to its shareholders the federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70% dividends received deduction available to corporations.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                                   THE TRUST

     U.S. Global Accolade Funds is an open-end management investment company consisting of several separate, diversified portfolios.

     The Trust was formed April 16, 1993, as a business trust under the laws of the Commonwealth of Massachusetts. It is a series company authorized to issue shares without par value in separate series. Shares of the series have been authorized; shares of each series represent an interest in a separate portfolio. The Board of Trustees has the power to create additional portfolios anytime without a vote of shareholders of the Trust. Trustees serve six-year terms. No shareholder meeting will ordinarily be held unless otherwise required by the Investment Company Act of 1940. The Trust will call a meeting of shareholders to vote on the question of removal of one or more Trustees when requested in writing to do so by record holders of not less than 10% of the Trust's outstanding shares and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     On any matter submitted to shareholders, shares of the portfolio entitle their holder to one vote per share, irrespective of the relative net asset value of the portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. The portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             MANAGEMENT OF THE FUND

TRUSTEES

     The business affairs of the Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE SUB-ADVISOR

     Effective November 15, 1996, the Advisor and the Trust contracted with Money Growth Institute, Inc. to serve as Sub-Advisor for the Fund. Dr. Stephen Leeb, president of the Sub-Advisor and its controlling shareholder, is, and since the Fund's inception October 21, 1991, has been the Fund's portfolio manager. The Sub-Advisor manages the composition of the portfolio and furnishes the Fund advice and recommendations with respect to its investments and its investment program and strategy, subject to the general supervision and control of the Advisor and the Trust's Board of Trustees. Investment decisions for the funds are made independently from those of other investment companies advised by U.S. Global Investors, Inc. Advisor and Sub-Advisor investment personnel may invest in securities for their own accounts pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

     In consideration for such services, the Advisor will pay the Sub-Advisor a fee, on an annual basis, from 50 basis points (0.50%) to 1% of Fund assets based on the assets of the Fund.

     Prior to the effective date of the current Sub-Advisory Agreement, the Fund compensated a different investment advisor at an annual rate of one percent (1%) of average net assets for its services under a separate agreement. For the fiscal year ended June 30, 1996, the advisory fee paid to the Advisor was 0.42% (net of waivers by the Advisor) of the Fund's average net assets.

     Dr. Leeb has been engaged in the business of providing investment advisory and portfolio management services since the late 1970s. The business address of the Sub-Advisor is 45 Rockefeller Plaza, Suite 2570, New York, New York 10111. As the Fund's portfolio manager, Dr. Leeb is primarily responsible for the day-to-day investment management of the Fund. The Sub-Advisor is an investment adviser with assets under management, apart from the Fund, of approximately $40 million as of June 30, 1996. Dr. Leeb is the editor of BALANCED, a highly regarded and award winning investment advisory newsletter, and THE BIG PICTURE, one of the nation's top market timing newsletters. The author of the acclaimed book GETTING IN ON THE GROUND FLOOR, Dr. Leeb accurately forecast the great bull market of the 1980s and early 1990s. He is also the author of MARKET TIMING FOR THE NINETIES. He is now at work on a third book which will examine the investment and economic climate in the nineties and beyond. Dr. Leeb holds a Bachelor's Degree in Economics from The Wharton School. He also received an M.A. in Psychology and Math and a Ph.D. in Psychology from the University of Illinois. Dr. Leeb has been quoted in numerous financial publications, and he has appeared on Wall Street Week, Nightly Business Report, CNN and CNBC.

     Dr. Leeb and the Sub-Advisor have recently consented to, without admitting or denying any of the charges, two SEC orders. The order dated January 16, 1996, related to certain advertisements for a newsletter edited by Dr. Leeb. Dr. Leeb was neither the owner nor the publisher of the newsletter. The order dated July 14, 1995, related to certain record keeping requirements and requirements governing client solicitations. Considered jointly, the orders allege that Dr. Leeb and other respondents willfully violated, or aided and abetted violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Advisers Act of 1940. Dr. Leeb and the other respondents agreed to certain remedial sanctions including censures, cease and desist orders, payment of civil money penalties, and the implementation of certain procedures to ensure their compliance with the federal securities laws. Neither the MegaTrends Fund nor the Leeb Personal Finance Fund was a party to either proceeding.

     Three states issued orders against the Sub-Advisor for conducting advisory business in their states without prior registration as an investment adviser. The Sub-Advisor agreed to cease and desist such practice, paid fines, and registered in each state.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an Investment Advisory Agreement with the Trust dated September 21, 1994, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chairman of the Board of Directors and Chief Executive Officer of the Advisor, as well as President and Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968. The Advisor serves as investment advisor to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of mutual funds with approximately $1.5 billion in assets.

     The Advisor provides management and investment advisory services to the Trust and to the funds in the Trust. The Advisor furnishes an investment program for the Fund, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust.

     Investment decisions for the Fund are made independently from those of other investment companies advised by U.S. Global Investors, Inc.

     The Advisory Agreement with the Trust provides for the Fund to pay the Advisor a flat management fee of 1% of the Fund's average net assets.

     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, trust companies, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares, although such fees may be account based.

     The Transfer Agency Agreement with the Trust provides for the Fund to pay USSI an annual fee of $23 per account ( 1/12 of $23 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Fund shares through broker/dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, the Fund will pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the fund held in accounts at the institutions, which payment will not exceed $1.92 multiplied by the average daily number of accounts holding Fund shares at the institutions. These fees cover the usual transfer agency functions. In addition, the Fund bears certain other Transfer Agent expenses such as the costs of record retention and postage, as well as the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. Transfer Agent fees and expenses including reimbursed expenses, are reduced by the amount of small account charges and account closing fees the Transfer Agent is paid.

     The transfer agent performs bookkeeping and accounting services and determines the daily net asset value for the Fund for a fee based upon assets and subject to an annual minimum fee of $35,000.

     The Advisor is reimbursed certain costs for in-house legal services pertaining to the Fund.

     The Fund pays all other expenses for its operations and activities. The expenses borne by the Fund include the charges and expenses of any shareholder servicing agents; custodian fees; legal and auditor expenses; brokerage commissions for portfolio transactions; the advisory fee; extraordinary expenses; expenses of shareholders and trustee meetings; expenses for preparing, printing, and mailing prospectuses, proxy statements, reports and other communications to shareholders; and expenses of registering and qualifying shares for sale, among others.

                           DISTRIBUTION EXPENSE PLAN

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a distribution expense plan (the "Plan") under which Fund assets may be utilized to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which include the costs of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto. Fund assets may be utilized to pay for or reimburse such expenditures provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets on an annual basis.

     Under the terms of the Plan the Fund may pay a "servicing fee" of up to 0.25% of the Fund's average net assets ( 1/12 of 0.25% monthly) to persons or institutions for performing certain servicing functions for Fund shareholders. These fees will be paid periodically and will generally be based on a percentage of the value of Fund shares held by the institution's clients. The Plan allows the Fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. See "Distribution Plan" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     The Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one-month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Funds portfolio, and all recurring charges are recognized.

     The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges. These fees have the effect of reducing the actual return realized by shareholders.

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                           U.S. GLOBAL ACCOLADE FUNDS

                    SHARES OF THE FUND ARE SOLD AT NET ASSET
                         VALUE WITHOUT SALES COMMISSIONS
                               OR REDEMPTION FEES

                                 MegaTrends Fund

                               INVESTMENT ADVISOR
                           U.S. Global Investors, Inc.
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                                   SUB-ADVISOR
                          Money Growth Institute, Inc.
                        45 Rockefeller Plaza, Suite 2570
                            New York, New York 10111

                                 TRANSFER AGENT
                        United Shareholder Services, Inc.
                                 P.O. Box 781234
                          San Antonio, Texas 78278-1234

                                    CUSTODIAN
                              Bankers Trust Company
                                 16 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                        Vedder, Price, Kaufman & Kammholz
                      222 North LaSalle Street, Suite 2600
                             Chicago, Illinois 60601

                             INDEPENDENT ACCOUNTANT
                              Price Waterhouse LLP
                         One Riverwalk Place, Suite 900
                            San Antonio, Texas 78205

                                     No Load

                       Be Sure to Retain This Prospectus.
                        It Contains Valuable Information.